Finance Income	12 Months Ended
Dec. 31, 2021
Disclosure of Finance Income [Abstract]
Finance income

11. Finance income

Finance income are as follows:

	For the years ended December 31,
(EUR thousand)	2021	2020	2019
Interest income from banks deposits	538	352	158
Income from financial discounts	18	17	398
Interest income on loans to associates	10	20	17
Other financial income	57	295	62
Gain from the sale of an associate	12,258	—	—
Foreign currency exchange rate gains	7,588	11,585	4,789
Derivatives revaluation	950	2,007	1,809
Other fair value adjustments	290	650	773
Total finance income	21,709	14,926	8,006

For the year ended December 31, 2021 the Group realized EUR 12,258 thousand gain from the sale of the entire share capital of Swissfillon AG, of which the sub holding Stevanato Group International held the 26.94% of the share capital. Please refer to Note 19 for more details.